(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Semi-Annual Report
March 31, 2002


Mercury Select
Growth Fund


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks capital appreciation through investments primarily in a portfolio of common stocks and other equity securities of very large cap companies that are traded in US securities' markets that Fund management believes have strong earnings growth potential. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master Select Growth Portfolio of Mercury Master Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Portfolio.



Mercury Select Growth Fund of
Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


AS OF MARCH 31, 2002

Ten Largest                     Percent of
Equity Holdings                 Net Assets

Intel Corporation                   5.2%

Cisco Systems, Inc.                 5.1

Johnson & Johnson                   4.8

The Home Depot, Inc.                4.1

General Electric Company            3.7

Wal-Mart Stores, Inc.               3.6

Pfizer Inc.                         3.5

Applied Materials, Inc.             3.3

PepsiCo, Inc.                       3.3

American International
Group, Inc.                         2.8



                                Percent of
Five Largest Industries         Net Assets

Semiconductor Equipment
& Products                         21.9%

Pharmaceuticals                    10.9

Software                            8.1

Media                               7.4

Diversified Financials              6.0



March 31, 2002, Mercury Select Growth Fund


DEAR SHAREHOLDER


We are pleased to provide you with this semi-annual report for Mercury Select Growth Fund. For the six months ended March 31, 2002, the Fund's Class I, Class A, Class B and Class C Shares had total returns of +8.10%, +7.53%, +7.72% and +8.40%, respectively.
(Investment results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)


Portfolio Matters
The six-month period ended March 31, 2002 was a classic example of how a fund such as Mercury Select Growth Fund can be expected to perform in up and down market conditions. In the first three months of the period, the stock market rallied from its September lows, and the Fund reaped a double-digit gain--indeed, all of its positive return for the entire period was earned during that time. However, in the second quarter of the period, the stock market was lackluster and growth stocks were distinctly out of favor, and the Fund registered a loss. Altogether, for the six months ended March 31, 2002, the Fund posted positive returns, but underperformed the unmanaged benchmark Russell Top 200 Growth Index's 9.73% advance.

Because of the Fund's investment focus, the Fund tends to perform relatively well in rising markets and perform relatively poorly in falling markets. We buy the stocks of companies whose earnings are likely to exceed expectations. Typically these stocks have relatively high price/earnings ratios, which tend to decline when investor sentiment turns negative. Conversely, as investors become more optimistic about the earnings outlook for corporate America, valuations matter less and those same stocks tend to lead market upswings.

The Fund's underperformance for the six-month period came from weak performance results in the first quarter of 2002. During the quarter, a skittish investor psychology prevailed about two key issues: whether the prices of growth stocks already fully reflected the anticipated improvement in corporate earnings and whether possible interest rate increases by the Federal Reserve Board in coming months would curb the stock market's return potential. In light of those concerns, investors found it safer to take a wait-and-see attitude about earnings and avoid premium-priced growth stocks. As a result, the Fund's holdings, which were more richly valued than those of its growth index, proved the most out of favor.

During the six months ended March 31, 2002, four of our ten sector positions outperformed their corresponding Russell Top 200 Growth Index sectors. Contributing the most to performance were our technology holdings, which constituted the largest sector position in the Fund, gaining 32%, compared to a 26% rise for the index sector. Our positions in software, semiconductor, and data storage stocks did especially well.

However, our significant weighting in health care stocks detracted most from results; those holdings lost 4%, compared to a flat return for the index sector. In health care, we were overweighted in biotechnology and specialty pharmaceutical stocks, which did poorly. Investors shied away from those stocks because of their above-average prices in a still-tenuous earnings environment and because of increasing concern about biotechnology and pharmaceutical companies' pricing power.



March 31, 2002, Mercury Select Growth Fund


In absolute terms, our producer durables holdings (a 3% weighting mainly in semiconductor equipment companies that benefited from increased product demand) posted the biggest gain at 68%. Conversely, our energy holdings (a 1% weighting) posted the biggest loss at 34%, reflecting in part declining demand and prices for energy throughout most of the period.


Market Outlook
We continue to believe the probabilities are high that earnings will improve markedly in 2002, especially since the year-over-year comparisons will be pegged to such a low base, which should drive the market higher. We see signs that those companies reporting good earnings are beginning to be rewarded with higher stock prices. This is quite a change from last year, when even the best growth companies--companies that met Wall Street's earnings expectations-- had their stocks perform poorly. As it inevitably does, we expect the market to come around to reinforcing our investment philosophy that earnings expectations drive stock prices.

We also believe that it is particularly significant, and encouraging, that the number of downward earnings revisions has declined in recent months. According to our research, when earnings revisions hit bottom--and we think they are in the midst of bottoming at the present time--an earnings recovery follows shortly thereafter.


Investment Strategy
We emphasize the stocks of those companies whose earnings tend to lead an economic recovery, such as semiconductor, data-storage, software, paper and media/advertising companies. For example, we expect that the earnings of semiconductor companies should improve in part because semiconductor inventories are at a ten-year low. The bear investors point out that semiconductor markets, such as telecommunications equipment, are weak. However, they are not taking into account the growing demand for semiconductors in many other markets, from automotive to defense to video games. Typically, the bigger players are the first to benefit from a reviving economy. We favor the leading data-storage companies because they are in a market that is doubling every year. Data storage is a booming market because although companies can postpone buying new computers, in the digital age they cannot stop producing a staggering amount of data, which must be stored somewhere. We also continue to believe that the leading software companies will grow faster than the technology sector as a whole, whereby we remain heavily invested in that area.

Since 2000, our investment strategy has also been influenced by the changes to the sector weightings of the Fund's benchmark, the Russell Top 200 Growth Index. Our policy is that the Fund's sector weightings must resemble those of its target index. Thereafter, if the Russell Top 200 Growth Index has a 10% weighting in the financial services sector, the Fund likewise has a 10% weighting in that sector. As a result of the recent index changes, we increased the Fund's holdings in financial services and consumer staples stocks and reduced the Fund's technology holdings. We believe these changes should lower the volatility of the Fund going forward.



March 31, 2002, Mercury Select Growth Fund


In Conclusion
On March 15, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, among the Fund, the Portfolio and Turner Funds, a Massachusetts business trust, whereby substantially all of the assets and liabilities of the Fund would be transferred to the Turner Large Cap Growth Opportunity Fund of Turner Funds.

We thank you for your investment in Mercury Select Growth Fund.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Director and President
Mercury Funds, Inc.



(Robert E. Turner)
Robert E. Turner
Portfolio Manager
Turner Investment Partners, Inc.


May 8, 2001



March 31, 2002, Mercury Select Growth Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25%, a distribution fee of 0.10% and an account maintenance fee of 0.25%.

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived its administration fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.



March 31, 2002, Mercury Select Growth Fund


FUND PERFORMANCE DATA (CONCLUDED)


RECENT PERFORMANCE RESULTS*

                             6-Month         12-Month     Since Inception
As of March 31, 2002       Total Return    Total Return     Total Return

Class I                       +8.10%          -8.46%         +51.95%
Class A                       +7.53           -8.72          -50.80
Class B                       +7.72           -8.93          -40.07
Class C                       +8.40           -8.97          -52.51


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total returns are from 01/31/1997 for Class I Shares, 09/18/2000 for Class A Shares, 11/17/2000 for Class B Shares and 09/21/2000 for Class C Shares.



AVERAGE ANNUAL TOTAL RETURN
                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 3/31/02                    - 8.46%        -13.26%
Five Years Ended 3/31/02                  +10.03%        + 8.85%
Inception (1/31/97) through 3/31/02       + 8.44%        + 7.32%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 3/31/02                    - 8.72%        -13.51%
Inception (9/18/00) through 3/31/02       -37.07%        -39.25%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class B Shares*                           Charge         Charge**

One Year Ended 3/31/02                    - 8.93%        -12.58%
Inception (11/17/00) through 3/31/02      -31.24%        -31.41%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 3/31/02                    - 8.97%        - 9.88%
Inception (9/21/00) through 3/31/02       -38.67%        -38.67%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



March 31, 2002, Mercury Select Growth Fund


STATEMENT OF ASSETS
AND LIABILITIES


As of March 31, 2002

MERCURY SELECT GROWTH FUND
Assets:
Investment in Mercury Master Select Growth Portfolio, at value
  (identified cost--$7,446,040)                                                              $  7,968,493
Receivable from administrator                                                                      70,563
Prepaid registration fees and other assets                                                         88,356
                                                                                             ------------
Total assets                                                                                    8,127,412
                                                                                             ------------

Liabilities:
Payable to distributor                                                                                 36
Accrued expenses                                                                                   18,294
                                                                                             ------------
Total liabilities                                                                                  18,330
                                                                                             ------------

Net Assets:
Net assets                                                                                   $  8,109,082
                                                                                             ============

Net Assets Consist of:
Class I Shares of Common Stock, $.0001 par value, 400,000,000
  shares authorized                                                                          $         82
Class A Shares of Common Stock, $.0001 par value, 400,000,000
  shares authorized                                                                                     2
Class B Shares of Common Stock, $.0001 par value, 400,000,000
  shares authorized                                                                                     2
Class C Shares of Common Stock, $.0001 par value, 400,000,000
  shares authorized                                                                                     1
Paid-in capital in excess of par                                                               20,019,501
Accumulated investment lossfrom the Portfolio--net                                               (40,370)
Accumulated realized capital losses on investments from the Portfolio--net                   (12,392,589)
Unrealized appreciation on investments from the Portfolio--net                                    522,453
                                                                                             ------------
Net assets                                                                                   $  8,109,082
                                                                                             ============

Net Asset Value:
Class I--Based on net assets of $8,001,865 and 821,833 shares outstanding                    $       9.74
                                                                                             ============
Class A--Based on net assets of $24,601 and 15,660 shares outstanding                        $       1.57
                                                                                             ============
Class B--Based on net assets of $61,933 and 23,406 shares outstanding                        $       2.65
                                                                                             ============
Class C--Based on net assets of $20,683 and 14,591 shares outstanding                        $       1.42
                                                                                             ============

See Notes to Financial Statements.


March 31, 2002, Mercury Select Growth Fund


STATEMENT OF OPERATIONS


For the Six Months Ended March 31, 2002

MERCURY SELECT GROWTH FUND
Investment Loss from the Portfolio--Net:
Net investment loss allocated from the Portfolio:
  Dividends                                                                                  $     19,593
  Interest                                                                                          1,853
  Expenses                                                                                      (108,252)
                                                                                             ------------
Net investment loss from the Portfolio                                                           (86,806)
                                                                                             ------------

Expenses:
Printing and shareholder reports                                            $     38,070
Professional fees                                                                 29,131
Registration fees                                                                 15,546
Administration fees                                                               12,001
Director's fees and expenses                                                       6,292
Transfer agent fees--Class I                                                       2,514
Acount maintenance and distribution fees--Class B                                    208
Acount maintenance and distribution fees--Class C                                     71
Account maintenance fees--Class A                                                     49
Transfer agent fees--Class B                                                          39
Transfer agent fees--Class C                                                          10
Transfer agent fees--Class A                                                           8
Other                                                                              4,336
                                                                            ------------
Total expenses before reimbursement                                              108,275
Reimbursement of expenses                                                      (156,197)
                                                                            ------------
Total rebated expenses after reimbursement                                                       (47,922)
                                                                                             ------------
Investment loss--net                                                                             (38,884)

Realized & Unrealized Gain (Loss) from the Portfolio--Net:
Realized loss on investments from the Portfolio--net                                          (1,104,339)
Change in unrealized appreciation/depreciation on
  investments from the Portfolio--net                                                           2,052,502
                                                                                             ------------
Net Increase in Net Assets Resulting from Operations                                         $    909,279
                                                                                             ============

See Notes to Financial Statements.


March 31, 2002, Mercury Select Growth Fund


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY SELECT GROWTH FUND
                                                                          For the Six     For the Year
                                                                          Months Ended        Ended
Increase (Decrease) in Net Assets:                                       March 31, 2002   Sept. 30, 2001
Operations:
Investment loss--net                                                       $    (38,884)    $   (114,906)
Realized loss on investments and from the Portfolio--net                     (1,104,339)      (9,576,116)
Change in unrealized appreciation/depreciation on
  investments and from the Portfolio--net                                      2,052,502      (5,343,544)
                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations                  909,279     (15,034,566)
                                                                           -------------    -------------

Distributions to Shareholders:
In excess of realized gain on investmentsfrom the Portfolio--net:
  Class I                                                                             --      (5,816,971)
  Class A                                                                             --         (10,281)
  Class B                                                                             --         (37,438)
  Class C                                                                             --         (36,799)
                                                                           -------------    -------------
Net decrease in net assets resulting from distributions
  to shareholders                                                                     --      (5,901,489)
                                                                           -------------    -------------

Capital Share Transactions:
Net decrease in net assets derived from capital share
  transactions                                                               (2,576,418)     (10,843,191)
                                                                           -------------    -------------

Net Assets:
Total decrease in net assets                                                 (1,667,139)     (31,779,246)
Beginning of period                                                            9,776,221       41,555,467
                                                                           -------------    -------------
End of period*                                                             $   8,109,082    $   9,776,221
                                                                           =============    =============

*Accumulated investment loss--net                                          $    (40,370)    $     (1,486)
                                                                           =============    =============

See Notes to Financial Statements.


March 31, 2002, Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS

MERCURY SELECT GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                              Class I
                                                     For the
                                                    Six Months
                                                      Ended
                                                    March 31,       For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                2002       2001    2000+++++     1999       1998
Per Share Operating Performance:
Net asset value, beginning of period                 $  9.01    $ 26.20    $ 18.90    $ 13.22     $ 12.28
                                                     -------    -------    -------    -------     -------
Investment loss--net                                 (.04)++    (.10)++      (.16)      (.08)       (.01)
Realized and unrealized gain (loss) on
  investments and from the Portfolio--net                .77    (11.63)       8.94       5.76        1.98
                                                     -------    -------    -------    -------     -------
Total from investment operations                         .73    (11.73)       8.78       5.68        1.97
                                                     -------    -------    -------    -------     -------
Less dividends and distributions:
  Investment income--net                                  --         --         --         --       (.01)
  Realized gain on investments--net                       --         --     (1.48)         --      (1.02)
  In excess of realized gain on
     investments from the Portfolio--net                  --     (5.46)         --         --          --
                                                     -------    -------    -------    -------     -------
Total dividends and distributions                         --     (5.46)     (1.48)         --      (1.03)
                                                     -------    -------    -------    -------     -------
Net asset value, end of period                       $  9.74    $  9.01    $ 26.20    $ 18.90     $ 13.22
                                                     =======    =======    =======    =======     =======

Total Investment Return:**
Based on net asset value per share                  8.10%+++   (53.71%)     47.49%     42.97%      17.26%
                                                    ========    =======    =======    =======     =======

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                    1.25%*      1.25%       .84%      1.00%       1.00%
                                                     =======    =======    =======    =======     =======
Expenses++++                                          4.51%*      3.49%      1.37%      2.41%       7.70%
                                                     =======    =======    =======    =======     =======
Investment loss--net                                 (.80%)*     (.69%)     (.71%)     (.47%)      (.10%)
                                                     =======    =======    =======    =======     =======

Supplemental Data:
Net assets, end of period (in thousands)             $ 8,002    $ 9,659    $41,526    $ 8,459     $ 4,328
                                                     =======    =======    =======    =======     =======
Portfolio turnover                                        --         --         --    370.71%     234.93%
                                                     =======    =======    =======    =======     =======

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.
+++++On June 19, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, a mutual fund that has the same investment objective as the Fund. All investments are made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


March 31, 2002, Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY SELECT GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                   Class A
                                                                       For the                  For the
                                                                         Six                     Period
                                                                        Months     For the     Sept. 18,
                                                                        Ended     Year Ended   2000++ to
                                                                      March 31,   Sept. 30,    Sept. 30,
Increase (Decrease) in Net Asset Value:                                  2002        2001         2000
Per Share Operating Performance:
Net asset value, beginning of period                                 $    1.46    $    9.89     $   10.00
                                                                     ---------    ---------     ---------
Investment loss--net                                                 (.01)++++    (.02)++++         --***
Realized and unrealized gain (loss) on investments from
  the Portfolio--net                                                       .12       (2.95)         (.11)
                                                                     ---------    ---------     ---------
Total from investment operations                                           .11       (2.97)         (.11)
                                                                     ---------    ---------     ---------
Less distributions in excess of realized gain
  on investmentsfrom the Portfolio--net                                     --       (5.46)            --
                                                                     ---------    ---------     ---------
Net asset value, end of period                                       $    1.57    $    1.46     $    9.89
                                                                     =========    =========     =========

Total Investment Return:**
Based on net asset value per share                                    7.53%+++     (53.74%)    (1.10%)+++
                                                                     =========    =========     =========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++++                                    1.60%*        1.60%        1.10%*
                                                                     =========    =========     =========
Expenses++++++                                                          4.98%*        4.73%        2.47%*
                                                                     =========    =========     =========
Investment loss--net                                                  (1.17%)*      (1.06%)      (1.13%)*
                                                                     =========    =========     =========

Supplemental Data:
Net assets, end of period (in thousands)                             $      24    $      41     $      10
                                                                     =========    =========     =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
***Amount is less than $.01 per share.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


March 31, 2002, Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY SELECT GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         Class B
                                                                                   For the      For the
                                                                                     Six         Period
                                                                                    Months      Nov. 17,
                                                                                    Ended      2000++ to
                                                                                  March 31,    Sept. 30,
Increase (Decrease) in Net Asset Value:                                              2002         2001
Per Share Operating Performance:
Net asset value, beginning of period                                              $    2.46     $   10.00
                                                                                  ---------     ---------
Investment loss--net++++                                                              (.01)         (.04)
Realized and unrealized gain (loss) on investments from the Portfolio--net              .20        (2.04)
                                                                                  ---------     ---------
Total from investment operations                                                        .19        (2.08)
                                                                                  ---------     ---------
Less distributions in excess of realized gain on investments
  from the Portfolio--net                                                                --        (5.46)
                                                                                  ---------     ---------
Net asset value, end of period                                                    $    2.65     $    2.46
                                                                                  =========     =========

Total Investment Return:**
Based on net asset value per share                                                 7.72%+++   (44.37%)+++
                                                                                  =========     =========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++++                                                 1.60%*        2.11%*
                                                                                  =========     =========
Expenses++++++                                                                       4.60%*        5.53%*
                                                                                  =========     =========
Investment loss--net                                                               (1.21%)*      (1.57%)*
                                                                                  =========     =========

Supplemental Data:
Net assets, end of period (in thousands)                                          $      62     $      54
                                                                                  =========     =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


March 31, 2002, Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY SELECT GROWTH FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                   Class C
                                                                      For the                  For the
                                                                        Six        For the     Period
                                                                       Months        Year     Sept. 21,
                                                                       Ended        Ended     2000++ to
                                                                     March 31,    Sept. 30,   Sept. 30,
Increase (Decrease) in Net Asset Value:                                 2002         2001        2000
Per Share Operating Performance:
Net asset value, beginning of period                                 $    1.31    $    9.62     $   10.00
                                                                     ---------    ---------     ---------
Investment loss--net                                                 (.01)++++    (.04)++++         --***
Realized and unrealized gain (loss) on investments from the
 Portfolio--net                                                            .12       (2.81)         (.38)
                                                                     ---------    ---------     ---------
Total from investment operations                                           .11       (2.85)         (.38)
                                                                     ---------    ---------     ---------
Less distributions in excess of realized gain
 on investmentsfrom the Portfolio--net                                      --       (5.46)            --
                                                                     ---------    ---------     ---------
Net asset value, end of period                                       $    1.42    $    1.31     $    9.62
                                                                     =========    =========     =========

Total Investment Return:**
Based on net asset value per share                                    8.40%+++     (54.46%)    (3.80%)+++
                                                                     =========    =========    ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++++                                    1.85%*        2.25%        1.67%*
                                                                     =========    =========     =========
Expenses++++++                                                          5.07%*        4.78%        2.88%*
                                                                     =========    =========     =========
Investment loss--net                                                  (1.45%)*      (1.71%)      (1.42%)*
                                                                     =========    =========     =========

Supplemental Data:
Net assets, end of period (in thousands)                             $      21    $      22     $      19
                                                                     =========    =========     =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
***Amount is less than $.01 per share.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Portfolio's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


March 31, 2002, Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS


MERCURY SELECT GROWTH FUND

1. Significant Accounting Policies:
Mercury Select Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Select Growth Portfolio (the "Portfolio"), that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at March 31, 2002 was 100%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



March 31, 2002, Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the six months ended March 31, 2002, FAM had earned fees of $12,001, all of which was waived. In addition, FAM also reimbursed the Fund $144,196 for other operating expenses.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                             Account
                         Maintenance Fee    Distribution Fee

Class A                       .25%              .10%
Class B                       .25%              .75%
Class C                       .25%              .75%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. Effective November 5, 2001, the Fund did not accrue Class B or Class C distribution fees.

For the six months ended March 31, 2002, MLPF&S received contingent deferred sales charges of $347 relating to transactions in Class B Shares of the Fund.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.



March 31, 2002, Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. Investments:
Increases and decreases in the Fund's investment in the Portfolio for the six months ended March 31, 2002 were $1,730,682 and $4,182,034, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions were $2,576,418 and $10,843,191 for the six months ended March 31, 2002 and for the year ended September 30, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class I Shares for the Six Months
Ended March 31, 2002                      Shares     Dollar Amount

Shares sold                              176,947     $    1,759,597
Shares redeemed                        (427,543)        (4,330,713)
                                  --------------     --------------
Net decrease                           (250,596)     $  (2,571,116)
                                  ==============     ==============



Class I Shares for the Year
Ended September 30, 2001                  Shares     Dollar Amount

Shares sold                              428,948     $    7,101,984
Shares issued to shareholders
in reinvestment of distributions         358,739          5,664,491
                                  --------------     --------------
Total issued                             787,687         12,766,475
Shares redeemed                      (1,300,416)       (23,861,326)
                                  --------------     --------------
Net decrease                           (512,729)     $ (11,094,851)
                                  ==============     ==============



Class A Shares for the Six Months
Ended March 31, 2002                      Shares     Dollar Amount

Shares sold                             (12,588)     $     (19,463)
                                  --------------     --------------
Net decrease                            (12,588)     $     (19,463)
                                  ==============     ==============



Class A Shares for the
Year Ended September 30, 2001             Shares     Dollar Amount

Shares sold                               23,233     $       57,995
Shares issued to shareholders
in reinvestment of distributions           4,016             10,280
                                  --------------     --------------
Net increase                              27,249     $       68,275
                                  ==============     ==============



Class B Shares for the Six Months
Ended March 31, 2002                      Shares     Dollar Amount

Shares sold                               71,692     $      200,635
Shares redeemed                         (70,354)          (183,214)
                                  --------------     --------------
Net increase                               1,338     $       17,421
                                  ==============     ==============



March 31, 2002, Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Class B Shares for the Period
November 17, 2000++ to
September 30, 2001                        Shares     Dollar Amount

Shares sold                               25,297     $      129,715
Shares issued to shareholders
in reinvestment of distributions           2,022              8,754
                                  --------------     --------------
Total issued                              27,319            138,469
Shares redeemed                          (5,251)           (17,643)
                                  --------------     --------------
Net increase                              22,068     $      120,826
                                  ==============     ==============

++Commencement of operations.



Class C Shares for the Six Months
Ended March 31, 2002                      Shares     Dollar Amount

Shares sold                              (2,345)     $      (3,260)
                                  --------------     --------------
Net decrease                             (2,345)     $      (3,260)
                                  ==============     ==============



Class C Shares for the Year Ended
September 30, 2001                        Shares     Dollar Amount

Shares sold                               16,936     $       66,119
Shares redeemed                          (2,000)            (3,560)
                                  --------------     --------------
Net increase                              14,936     $       62,559
                                  ==============     ==============



5. Capital Loss Carryforward:
At September 30, 2001, the Fund had a net capital loss carryforward of approximately $2,029,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On March 15, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, among the Fund, the Portfolio and Turner Funds, a Massachusetts business trust, whereby substantially all of the assets and liabilities of the Fund would be transferred to the Turner Large Cap Growth Opportunity Fund of Turner Funds.



March 31, 2002, Mercury Select Growth Fund


SCHEDULE OF INVESTMENTS

MERCURY MASTER SELECT GROWTH PORTFOLIO

                                                                                        In US Dollars
                      Shares                                                                   Percent of
Industries             Held                  Common Stocks                             Value   Net Assets
Automobiles            1,530  Harley-Davidson, Inc.                                 $    84,349      1.1%

Beverages              5,060  PepsiCo, Inc.                                             260,590       3.3

Biotechnology          3,920  ++Genentech, Inc.                                         197,764       2.5
                       1,760  ++IDEC Pharmaceuticals Corporation                        113,221       1.4
                       1,900  ++MedImmune, Inc.                                          74,708       0.9
                                                                                    -----------     -----
                                                                                        385,693       4.8

Commercial             8,240  ++Cendant Corporation                                     158,208       2.0
Services
& Supplies

Communications        24,136  ++Cisco Systems, Inc.                                     408,381       5.1
Equipment

Consulting             4,680  ++Accenture Ltd. 'A'                                      124,956       1.6
Services

Diversified           11,910  The Charles Schwab Corporation                            155,902       2.0
Financials             2,790  Citigroup Inc.                                            138,161       1.7
                       2,000  The Goldman Sachs Group, Inc.                             180,500       2.3
                                                                                    -----------     -----
                                                                                        474,563       6.0

Food Products          2,520  General Mills, Inc.                                       123,102       1.5

Gas Utilities          2,020  El Paso Corporation                                        88,941       1.1

Health Care            2,870  Baxter International Inc.                                 170,822       2.1
Equipment &
Supplies

Hospital               1,540  Cardinal Health, Inc.                                     109,171       1.4
Supplies               1,930  ++Tenet Healthcare Corporation                            129,349       1.6
                                                                                    -----------     -----
                                                                                        238,520       3.0

Industrial             7,800  General Electric Company                                  292,110       3.7
Conglomerates

Insurance              3,060  American International Group, Inc.                        220,748       2.8

Internet &             1,690  ++eBay Inc.                                                95,553       1.2
Catalog
Retail

Internet               9,980  ++Yahoo! Inc.                                             183,931       2.3
Software
& Services



March 31, 2002, Mercury Select Growth Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                        In US Dollars
                      Shares                                                                   Percent of
Industries             Held                  Common Stocks                             Value   Net Assets
Media                  3,610  ++Clear Channel Communications, Inc.                  $   185,590      2.3%
                       2,100  ++Cox Communications, Inc. (Class A)                       79,044       1.0
                       2,390  The Interpublic Group of Companies, Inc.                   81,929       1.0
                       1,270  Omnicom Group Inc.                                        119,888       1.5
                         890  ++USA Networks, Inc.                                       28,266       0.4
                       2,030  ++Viacom, Inc. (Class B)                                   98,191       1.2
                                                                                    -----------     -----
                                                                                        592,908       7.4

Multiline Retail       1,390  ++Kohl's Corporation                                       98,898       1.3
                       4,732  Wal-Mart Stores, Inc.                                     290,024       3.6
                                                                                    -----------     -----
                                                                                        388,922       4.9

Pharmaceuticals        1,560  ++Forest Laboratories, Inc.                               127,452       1.6
                       5,830  Johnson & Johnson                                         378,659       4.8
                       2,390  ++King Pharmaceuticals, Inc.                               83,674       1.0
                       7,037  Pfizer Inc.                                               279,650       3.5
                                                                                    -----------     -----
                                                                                        869,435      10.9

Semiconductor          2,740  ++Analog Devices, Inc.                                    123,410       1.5
Equipment &            4,810  ++Applied Materials, Inc.                                 261,039       3.3
Products              13,700  Intel Corporation                                         416,617       5.2
                       2,750  ++KLA--Tencor Corporation                                 182,738       2.3
                       5,550  ++Micron Technology, Inc.                                 182,595       2.3
                      10,300  ++Taiwan Semiconductor Manufacturing
                              Company Ltd. (ADR)(a)                                     213,725       2.7
                       4,850  Texas Instruments Incorporated                            160,535       2.0
                       5,200  ++Xilinx, Inc.                                            207,428       2.6
                                                                                    -----------     -----
                                                                                      1,748,087      21.9

Software               2,730  ++NVIDIA Corporation                                      121,157       1.5
                       3,240  ++PeopleSoft, Inc.                                        118,357       1.5
                       5,470  SAP AG (Systeme, Anwendungen,
                              Produkte in der Datenverarbeitung) (ADR)(a)               203,484       2.6
                       4,530  ++VERITAS Software Corporation                            198,459       2.5
                                                                                    -----------     -----
                                                                                        641,457       8.1

Specialty Retail       6,780  The Home Depot, Inc.                                      329,576       4.1

                              Total Common Stocks (Cost--$7,358,406)                  7,880,852      98.9



March 31, 2002, Mercury Select Growth Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                        In US Dollars
                       Face                                                                    Percent of
                      Amount             Short-Term Securities                         Value   Net Assets
Commercial          $331,000  General Motors Acceptance Corp.,
Paper*                        1.85% due 4/01/2002                                   $   330,949      4.2%

                              Total Short-Term Securities (Cost--$330,949)              330,949       4.2

                              Total Investments (Cost--$7,689,355)                    8,211,801     103.1
                              Liabilities in Excess of Other Assets                   (243,260)     (3.1)
                                                                                    -----------    ------
                              Net Assets                                            $ 7,968,541    100.0%
                                                                                    ===========    ======


*Commercial paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
++Non-income producing security.
(a)American Depositary Receipts (ADR).

See Notes to Financial Statements.


March 31, 2002, Mercury Select Growth Fund


STATEMENT OF ASSETS
AND LIABILITIES


As of March 31, 2002

MERCURY MASTER SELECT GROWTH PORTFOLIO
Assets:
Investments, at value (identified cost--$7,689,355)                                          $  8,211,801
Cash                                                                                                9,482
Receivables:
  Securities sold                                                           $     49,136
  Contributions                                                                   36,463
  Dividends                                                                        1,897           87,496
                                                                            ------------
Prepaid expenses                                                                                    7,692
                                                                                             ------------
Total assets                                                                                    8,316,471
                                                                                             ------------

Liabilities:
Payables:
  Securities purchased                                                           286,884
  Withdrawals                                                                     55,680
  Investment adviser                                                               2,978          345,542
                                                                            ------------
Accrued expenses                                                                                    2,388
                                                                                             ------------
Total liabilities                                                                                 347,930
                                                                                             ------------

Net Assets:
Net assets                                                                                   $  7,968,541
                                                                                             ============

Net Assets Consist of:
Investors' capital                                                                           $  7,446,095
Unrealized appreciation on investments--net                                                       522,446
                                                                                             ------------
Net assets                                                                                   $  7,968,541
                                                                                             ============

See Notes to Financial Statements.


March 31, 2002, Mercury Select Growth Fund


STATEMENT OF OPERATIONS


For the Six Months Ended March 31, 2002

MERCURY MASTER SELECT GROWTH PORTFOLIO
Investment Income:
Dividends                                                                                    $     19,593
Interest                                                                                            1,853
                                                                                             ------------
Total income                                                                                       21,446
                                                                                             ------------

Expenses:
Accounting services                                                         $     33,445
Professional fees                                                                 31,638
Investment advisory fees                                                          23,576
Custodian fees                                                                     9,853
Trustees' fees and expenses                                                        7,418
Pricing fees                                                                         405
Printing and shareholder reports                                                      77
Other                                                                              1,840
                                                                            ------------
Total expenses                                                                                    108,252
                                                                                             ------------
Investment loss--net                                                                             (86,806)

Realized & Unrealized Gain (Loss) on Investments--Net:
Realized loss on investments--net                                                             (1,104,344)
Change in unrealized appreciation/depreciation on investments--net                              2,052,511
                                                                                             ------------
Net Increase in Net Assets Resulting from Operations                                         $    861,361
                                                                                             ============

See Notes to Financial Statements.


March 31, 2002, Mercury Select Growth Fund


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY MASTER SELECT GROWTH PORTFOLIO

                                                                          For the Six        For the
                                                                          Months Ended      Year Ended
Increase (Decrease)in Net Assets:                                        March 31, 2002   Sept. 30, 2001
Operations:
Investment loss--net                                                       $    (86,806)    $   (203,337)
Realized loss on investments--net                                            (1,104,344)      (9,576,153)
Change in unrealized appreciation/depreciation on
  investments--net                                                             2,052,511      (5,343,559)
                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations                  861,361     (15,123,049)
                                                                           -------------    -------------

Net Capital Transactions:
Proceeds from contributions                                                    2,172,360        7,536,920
Fair value of withdrawals                                                    (4,623,712)     (24,333,025)
                                                                           -------------    -------------
Net decrease in net assets derived from net capital transactions             (2,451,352)     (16,796,105)
                                                                           -------------    -------------

Net Assets:
Total decrease in net assets                                                 (1,589,991)     (31,919,154)
Beginning of period                                                            9,558,532       41,477,686
                                                                           -------------    -------------
End of period                                                              $   7,968,541    $   9,558,532
                                                                           =============    =============

See Notes to Financial Statements.


March 31, 2002, Mercury Select Growth Fund


FINANCIAL HIGHLIGHTS

MERCURY MASTER SELECT GROWTH PORTFOLIO

The following ratios have been derived from information provided in the financial statements.


                                                                   For the                      For the
                                                                     Six          For the        Period
                                                                    Months          Year        June 19,
                                                                    Ended          Ended       2000++ to
                                                                  March 31,      Sept. 30,     Sept. 30,
                                                                     2002           2001          2000
Total Investment Return:                                           8.00%+++             --             --
                                                                  =========      =========      =========

Ratio to Average Net Assets:
Expenses                                                             2.30%*          1.80%          .68%*
                                                                  =========      =========      =========
Investment loss--net                                               (1.84%)*        (1.24%)        (.33%)*
                                                                  =========      =========      =========

Supplemental Data:
Net assets, end of period (in thousands)                          $   7,969      $   9,559      $  41,478
                                                                  =========      =========      =========
Portfolio turnover                                                  168.83%        400.04%        131.19%
                                                                  =========      =========      =========

*Annualized.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.


March 31, 2002,Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS


MERCURY MASTER SELECT GROWTH PORTFOLIO

1. Significant Accounting Policies:
Mercury Master Select Growth Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



March 31, 2002, Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

* Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



March 31, 2002, Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Mercury Advisors, an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Mercury Advisors is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets.

Mercury Advisors has entered into a sub-advisory agreement with Turner Investment Partners, Inc. ("Turner Investment Partners") with respect to the Portfolio, pursuant to which Turner Investment Partners manages the Portfolio to the extent not managed by Mercury Advisors. Mercury Advisors will pay Turner Investment Partners a fee in an amount to be determined from time to time by Mercury Advisors and Turner Investment Partners but in no event in excess of the amount that Mercury Advisors actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

For the six months ended March 31, 2002, the Portfolio reimbursed
FAM $3,703 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, FAM, PSI, and/or ML & Co.



March 31, 2002, Mercury Select Growth Fund


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2002 were $15,568,769 and $17,894,841, respectively.

Net realized losses for the six months ended March 31, 2002 and net unrealized gains as of March 31, 2002 were as follows:


                                  Realized         Unrealized
                                   Losses            Gains

Long-term investments            $(1,104,344)     $  522,446
                                 ------------     ----------
Total investments                $(1,104,344)     $  522,446
                                 ============     ==========


As of March 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $522,446, of which $672,087 related to appreciated securities and $149,641 related to depreciated securities. At March 31, 2002, the aggregate cost of investments for Federal income tax purposes was $7,689,355.



March 31, 2002, Mercury Select Growth Fund


OFFICERS AND DIRECTORS


Terry K. Glenn, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



March 31, 2002, Mercury Select Growth Fund